SUPPLEMENT DATED FEBRUARY 4, 2009 TO THE PROSPECTUSES
                         OF EACH OF THE FOLLOWING FUNDS:

                   Prospectuses, each dated March 3, 2008, for
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

                    Prospectuses, each dated May 1, 2008, for
        Seligman Asset Allocation Series, Inc., Seligman Cash Management
         Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock
         Fund, Inc., Seligman Communications and Information Fund, Inc.,
              Seligman Growth Fund, Inc., Seligman High Yield Fund,
       Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate
          Fund Series, Inc., Seligman U.S. Government Securities Fund,
                      and Seligman Value Fund Series, Inc.

                          (collectively, the "Funds").

The following change to the Funds' Prospectuses (not applicable to a Fund's Class I Prospectus) are effective February 4, 2009.

The section entitled "Reinstatement Privilege" under "Shareholder Information -- Important Policies That May Affect Your Account" in each Fund's Prospectus is hereby superseded and replaced with the following information (the section is renamed "Repurchases"):

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of the Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the "New Repurchase Policy"): If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same
Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of the Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the "Former Repurchase Policy").

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed. If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Repurchase Policy, you must notify your financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.